UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2008

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive, Cary NC	27513
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number,
including area code:
(919) 297-1600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Internal Revenue Code Section 409A Documentary Compliance
     On December 31, 2008, R.H. Donnelley Corporation (the “Company”) entered into Amended and Restated Employment Agreements (the “Agreements”) with each of David C. Swanson, the Company’s Chairman and Chief Executive Officer, and Steven M. Blondy, the Company’s Executive Vice President and Chief Financial Officer, to reflect technical changes necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The changes generally clarify the timing of payments and the definitions of certain payment triggers. Copies of the Agreements are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.
     On December 31, 2008, the Company’s Employee Benefits Committee, pursuant to authority delegated to it by the Compensation and Benefits Committee of the Company’s Board of Directors, approved the adoption of the R.H. Donnelley Corporation 2005 Stock Award and Incentive Plan As Amended and Restated as of December 31, 2008 (the “Amended and Restated SAIP”) and an amendment (the “RSU Amendment”) to outstanding restricted stock units agreements granted under the R.H. Donnelley Corporation 2005 Stock Award and Incentive Plan. The Amended and Restated SAIP and the RSU Amendment reflect technical changes necessary to comply with Code Section 409A and other non-substantive clarifying changes. Copies of the Amended and Restated SAIP and RSU Amendment are filed as Exhibits 10.3 and 10.4, respectively, to this report and are incorporated herein by reference.
Retention Program
     On December 31, 2008, the Company and Mr. Swanson entered into a Restricted Stock Units Agreement (the “RSU Agreement”) pursuant to the Company’s 2005 Stock Award and Incentive Plan and a Supplemental Executive Retirement Agreement (the “SERP”). The RSU Agreement and SERP memorialize the Retention Program approved by the Company’s Board of Directors on July 22, 2008, as previously reported under Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2008, which description is incorporated herein by reference. The terms of the RSU Agreement and SERP differ from the Retention Program as previously described in that the unvested portion of the restricted stock units and additional retirement benefit will become fully vested where termination prior to age 58 and 60, respectively, is as a result of death or Disability or, if in connection with a Change in Control, Mr. Swanson is terminated without Cause or terminates for Good Reason. Copies of the RSU Agreement and SERP are filed as Exhibits 10.5 and 10.6, respectively, to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between the Company and David C. Swanson

10.2	Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between the Company and Steven M. Blondy

10.3	R.H. Donnelley Corporation 2005 Stock Award and Incentive Plan As Amended and Restated as of December 31, 2008

10.4	Amendment to Restricted Stock Units Agreement for awards granted under the R.H. Donnelley Corporation 2005 Stock Award and Incentive Plan, effective as of December 31, 2008

10.5	Restricted Stock Units Agreement, effective as of July 22, 2008, by and between the Company and David C. Swanson

10.6	Supplemental Executive Retirement Agreement, effective as of December 31, 2008, by and between the Company and David C. Swanson

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. Donnelley Corporation
By:	/s/ Mark W. Hianik
Name:	Mark W. Hianik
Title:	Senior Vice President, General Counsel and Corporate Secretary
Date: January 7, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between the Company and David C. Swanson

10.2	Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between the Company and Steven M. Blondy

10.3	R.H. Donnelley Corporation 2005 Stock Award and Incentive Plan As Amended and Restated as of December 31, 2008

10.4	Amendment to Restricted Stock Units Agreement for awards granted under the R.H. Donnelley Corporation 2005 Stock Award and Incentive Plan

10.5	Restricted Stock Units Agreement, effective as of July 22, 2008, by and between the Company and David C. Swanson

10.6	Supplemental Executive Retirement Agreement, effective as of December 31, 2008, by and between the Company and David C. Swanson